Exhibit 10.8

FORM OF SELECTED DEALER AGREEMENT

WITH CAREY FINANCIAL, LLC

To:                             ____________________________

RE:                           CAREY WATERMARK INVESTORS INCORPORATED

Ladies and Gentlemen:

Carey Financial, LLC (the “Dealer Manager”) entered into a dealer manager agreement, dated as of ____________, 2013 (the “Dealer Manager Agreement”), with Carey Watermark Investors Incorporated, a Maryland corporation (the “Company”), under which the Dealer Manager agreed to use its reasonable best efforts to solicit subscriptions in connection with the follow-on public offering (the “Offering”) for its shares of common stock, $.001 par value per share, of which amount: (i) up to 350,000,000 shares for a purchase price of $10.00 per share (subject in certain circumstances to discounts based upon the volume of shares purchased and for certain categories of purchasers) (the “Primary Shares”), and (ii) up to 31,578,947.3684 shares for a purchase price of $9.50 per share (the “DRIP Shares” and, together with the Primary Shares, the “Shares”) commencing on the initial Effective Date (as defined below).  Notwithstanding the foregoing, the Company has reserved the right to reallocate the Shares between Primary Shares and the DRIP Shares.  Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings therefor as in the Dealer Manager Agreement.

In connection with the performance of the Dealer Manager’s obligations under Section 3 of the Dealer Manager Agreement, the Dealer Manager is authorized to retain the services of securities dealers (the “Selected Dealers”) who are members of the Financial Industry Regulatory Authority (“FINRA”) to solicit subscriptions for Shares in connection with the Offering.  You are hereby invited to become a Selected Dealer and, as such, to use your reasonable best efforts to solicit subscribers for Shares, in accordance with the following terms and conditions of this selected dealer agreement (this “Agreement”):

1.                                      Registration Statement.

(a)                                 Registration Statement and Prospectus.  A registration statement on Form S-11 (File No. 333-191913), including a preliminary prospectus, has been prepared by the Company and was filed with the Securities and Exchange Commission (the “Commission”) on October 25, 2013, in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations of the Commission promulgated thereunder (the “Securities Act Rules and Regulations”) for the registration of the Offering.  The Company has prepared and filed such amendments thereto and such amended prospectus as may have been required to the date hereof, and will file such additional amendments and supplements thereto as may hereafter be required.  The registration statement on Form S-11 and the prospectus contained therein, as finally amended at the date the registration statement is declared effective by the Commission (the “Effective Date”) are respectively hereinafter referred to as the “Registration Statement” and the “Prospectus”, except that:

(i)                                     if the Company files a post-effective amendment to such registration statement, then the term “Registration Statement” shall, from and after the declaration of the effectiveness of such post-effective amendment by the Commission, refer to such registration statement as amended by such post-effective amendment, and the term “Prospectus” shall refer to the amended prospectus then on file with the Commission; and

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(ii)                                  if the prospectus filed by the Company pursuant to either Rule 424(b) or 424(c) of the Securities Act Rules and Regulations shall differ from the prospectus on file at the time the Registration Statement or the most recent post-effective amendment thereto, if any, shall have become effective, then the term “Prospectus” shall refer to such prospectus filed pursuant to either Rule 424(b) or 424(c), as the case may be, from and after the date on which it shall have been filed.

As used herein, the terms “Registration Statement”, “preliminary Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.  As used herein, the term “Effective Date” also shall refer to the effective date of each post-effective amendment to the Registration Statement, unless the context otherwise requires.

2.                                      Compliance with Applicable Rules and Regulations; License and Association Membership.

Upon the effectiveness of this Agreement, the undersigned dealer will become one of the “Selected Dealers” referred to in the Dealer Manager Agreement and is referred to herein as “Selected Dealer”. Selected Dealer agrees that solicitation and other activities by it hereunder shall comply with, and shall be undertaken only in accordance with, the terms of the Dealer Manager Agreement, the terms of this Agreement, the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable rules and regulations promulgated thereunder (the “Exchange Act Rules and Regulations”), the Blue Sky Survey (as defined below), the FINRA Rules (including, without limitation,  NASD Conduct Rules 2340 (Customer Account Statements), and 2420 (Dealing with Non-Members), and FINRA Rules 2111 (Suitability), 2310 (Direct Participation Programs), 5130 (Restrictions on the Purchase and Sale of Initial Equity Public Offerings), and 5141 (Sale of Securities in a Fixed Price Offering) therein), and the provisions of Article III.C. of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc., as revised and amended on May 7, 2007 and as may be further revised and amended (the “NASAA Guidelines”).

Selected Dealer’s acceptance of this Agreement constitutes a representation to the Company and to the Dealer Manager that Selected Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and that it is a member in good standing of FINRA.  Selected Dealer represents and warrants that it is currently licensed as a broker-dealer in the jurisdictions identified on Schedule I to this Agreement and that its independent contractors and registered representatives have the appropriate licenses to offer and sell the Shares in such jurisdictions.

This Agreement shall automatically terminate with no further action by either party if Selected Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Selected Dealer’s principal office is located.  Selected Dealer agrees to notify the Dealer Manager immediately if Selected Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Selected Dealer is currently registered or licensed.

3.                                     Limitation of Offer; Investor Suitability.

(a)                                 Investor Suitability.  Selected Dealer will offer Shares only:

(i)                                     to persons that meet the financial qualifications set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager, and

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(ii)                                  in accordance with Section 8, to persons in the jurisdictions in which it is advised in writing by the Company or the Dealer Manager that the Shares are qualified for sale or that qualification is not required (the “Blue Sky Survey”).

Notwithstanding the qualification of Shares for sale in any respective jurisdiction (or exemption therefrom), Selected Dealer will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Selected Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction.  In offering Shares, Selected Dealer shall comply with the provisions of the FINRA Rules, as well as other applicable rules and regulations relating to suitability of investors, including, but not limited to, the provisions of Section III.C. of the NASAA Guidelines.

In offering the sale of Shares to any person, Selected Dealer will have reasonable grounds to believe (based on such information obtained from the investor concerning the investor’s age, investment objectives, other investments, financial situation, needs or any other information known by Selected Dealer after due inquiry) that:  (A) such person is in a financial position appropriate to enable such person to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the Company; (B) the investor has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; (C) the purchase of the Shares is otherwise suitable for such person; and (D) such person has either: (1) a minimum annual gross income of $70,000 and a minimum net worth (exclusive of home, home furnishings and automobiles) of $70,000; or (2) a minimum net worth (determined with the foregoing exclusions) of $250,000 and meets the higher suitability standards, if applicable, imposed by the state in which the investment by such investor is made as described in the Prospectus. Selected Dealer further will use its best efforts to determine the suitability and appropriateness of an investment in the Shares of each proposed investor solicited by a person associated with Selected Dealer by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each proposed investor, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereinafter established.  In making the determinations as to financial qualifications and as to suitability required by the NASAA Guidelines, Selected Dealer may rely on (x) representations from investment advisers who are not affiliated with Selected Dealer, banks acting as trustees or fiduciaries, and (y) information it has obtained from a prospective investor, including such information as the investment objectives, other investments, financial situation and needs of the person or any other information known by Selected Dealer after due inquiry.

Notwithstanding the foregoing, Selected Dealer shall not execute any transaction with the Company in a discretionary account without prior written approval of the transaction by the customer.

(b)                                 Maintenance of Records.  Selected Dealer shall maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscriptions) and a representation of the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards. Selected Dealer may satisfy its obligation by contractually requiring such information to be maintained by the investment advisers or banks discussed above.  Selected Dealer further agrees to comply with the record keeping requirements of the

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Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act.  Selected Dealer agrees to make such documents and records available to the Dealer Manager and the Company upon request, and representatives of the Commission, FINRA and applicable state securities administrators upon Selected Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency.

4.                                      Delivery of Prospectus and Approved Sales Literature.

(a)                                 Delivery of Prospectus and Approved Sales Literature.  Selected Dealer will:

(i)                                     deliver a Prospectus, as then supplemented or amended, to each person who subscribes for Shares at least five business days prior to the tender of such person’s subscription agreement (the “Subscription Agreement”);

(ii)                                  promptly comply with the written request of any person for a copy of the Prospectus, as then supplemented or amended, during the period between the initial Effective Date and the termination of the Offering;

(iii)                               deliver to any person, in accordance with applicable law or as prescribed by any state securities administrator, a copy of any prescribed document included within or incorporated by reference in the Registration Statement and any supplements thereto during the course of the Offering;

(iv)                              not use any sales materials in connection with the solicitation of purchasers of the Shares except Approved Sales Literature;

(v)                                 to the extent the Company provides Approved Sales Literature, not use such materials unless accompanied or preceded by the Prospectus, as then currently in effect, and as may be supplemented in the future; and

(vi)                              not give or provide any information or make any representation or warranty other than information or representations contained in the Prospectus or the Approved Sales Literature.  Selected Dealer will not publish, circulate or otherwise use any other advertisement or solicitation material in connection with the Offering without the Dealer Manager’s express prior written approval.

(b)                                 Agency is Not Created.  Nothing contained in this Agreement shall be deemed or construed to make Selected Dealer an employee, agent, representative or partner of the Dealer Manager or the Company, and Selected Dealer is not authorized to act for the Dealer Manager or the Company.

(c)                                  Documents Must Be Accompanied or Preceded by a Prospectus.  Selected Dealer will not send or provide supplements to the Prospectus or any Approved Sales Literature to any investor unless it has previously sent or provided a Prospectus and all supplements thereto to that investor or has simultaneously sent or provided a Prospectus and all supplements thereto with such Prospectus supplement or Approved Sales Literature.

(d)                                 Broker-Dealer Use Only Material.  Selected Dealer will not show to or provide any investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to members of the public.

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(e)                                  Copies of Prospectuses and Approved Sales Literature.  The Dealer Manager will supply Selected Dealer with reasonable quantities of the Prospectus (including any supplements thereto), as well as any Approved Sales Literature, for delivery to investors.

(f)                                   Prospectus Delivery Requirement.  Selected Dealer shall furnish a copy of any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, and further agrees that it will mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Exchange Act.

5.                                      Submission of Orders; Right to Reject Orders.

(a)                                 Minimum Investment.  Subject to certain individual state requirements and except for shares issued pursuant to the DRIP, Shares may be sold only to investors who initially purchase a minimum of 200 Shares for $2,000, subject to certain state requirements as described in the Prospectus.  With respect to Selected Dealer’s participation in any resales or transfers of the Shares, Selected Dealer agrees to comply with any applicable requirements set forth in Section 2 and to fulfill the obligations pursuant to FINRA Rule 2310.

(b)                                 No Escrow Agreement.  Payments for Shares shall be made by checks payable to “Carey Watermark Investors Incorporated”.

Selected Dealer shall forward original checks together with an original Subscription Agreement, executed and initialed by the subscriber as provided for in the Subscription Agreement, to Carey Watermark Investors Incorporated, c/o DST Systems, Inc., at the address provided in the Subscription Agreement.

(c)                                  Acceptance and Confirmation.  All orders, whether initial or additional, are subject to acceptance by and shall become effective upon confirmation by the Company or the Dealer Manager, each of which reserve the right to reject any order in their sole discretion for any or no reason.  Orders not accompanied by the required instrument of payment for Shares may be rejected.  Issuance and delivery of a Share will be made only after a sale of a Share is deemed by the Company to be completed in accordance with Section 3(c) of the Dealer Manager Agreement.

If an order is rejected, cancelled or rescinded for any reason, then Selected Dealer will return to the Dealer Manager any selling commissions or dealer manager fees theretofore paid with respect to such order, and, if Selected Dealer fails to so return any such selling commissions or dealer manager fees, the Dealer Manager shall have the right to offset amounts owned against future commissions or dealer manager fees due and otherwise payable to Selected Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

6.                                      Selected Dealer Compensation.

(a)                                 Selling Commissions.  Subject to the terms and conditions set forth herein and in the Dealer Manager Agreement and, subject to the volume discounts and other special circumstances described in the “The Offering/Plan of Distribution” section of the Prospectus, the Dealer Manager shall pay to Selected Dealer a selling commission of 7% of the gross proceeds from the Shares sold by it and accepted and confirmed by the Company.  For purposes of this Section 6(a), Shares are “sold” only if an executed Subscription Agreement is accepted by the Company and the

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Company has thereafter distributed the commission to the Dealer Manager in connection with such transaction.

(b)                                 DRIP Sales.  Selected Dealer acknowledges and agrees that no selling commissions will be paid for sales of DRIP Shares.

(c)                                  Dealer Manager’s Authority to Issue Confirmation.  Notwithstanding the foregoing, it is understood and agreed that no commission shall be payable with respect to particular Shares if the Dealer Manager or the Company rejects a proposed subscriber’s Subscription Agreement.  Accordingly, Selected Dealer shall have no authority to issue a confirmation (pursuant to Exchange Act Rule 10b-10) to any subscriber; such authority residing solely in the Dealer Manager, as the Dealer Manager and processing broker-dealer.

(d)                                 Reallowance of Dealer Manager Fee.  The Dealer Manager may, in its sole discretion, re-allow a portion of the Dealer Manager Fee received by it to Selected Dealer as a marketing fee if the Selected Dealer has executed an addendum to this Agreement, which is attached hereto as Schedule II.

The Dealer Manager may, in its sole discretion, request the Company to reimburse, to Selected Dealer for reasonable accountable bona fide due diligence expenses, provided such expenses have actually been incurred, are supported by detailed and itemized invoices provided to the Company and the Company had theretofore given its prior written approval of incurrence of such expenses.

(e)                                  Limitation on Underwriting Compensation.  Notwithstanding anything herein to the contrary, Selected Dealer will not be entitled to receive any Dealer Manager Fee which would cause the aggregate amount of selling commissions, dealer manager fees and other forms of underwriting compensation (as defined in accordance with applicable FINRA rules) received by the Dealer Manager and all Selected Dealers to exceed 10.0% of the gross proceeds raised from the sale of Shares in the Offering.

(f)                                   Limitations on Dealer Manager’s Liability for Commissions.  The Company will not be liable or responsible to any Selected Dealer for the payment of any selling commissions or any reallowance of fees to Selected Dealer, it being the sole and exclusive responsibility of the Dealer Manager for the payment of selling commissions or any reallowance to Selected Dealer.

Selected Dealer acknowledges and agrees that the Dealer Manager’s liability for commissions (including the marketing fee, if any) payable to Selected Dealer is limited solely to commissions received and the portion of the Dealer Manager fee which represents the marketing fee received by the Dealer Manager from the Company in connection with Selected Dealer’s sale of Shares.

(g)                                  RIA Sales.  In the event Selected Dealer has an affiliated registered investment advisor (“RIA”) which is recommending the purchase of Shares to an investor who has agreed to pay compensation for investment advisory or other financial services and the Selected Dealer elects to waive the sales commission of 7.0% and the marketing fee, neither of which will be paid on the sale, then the Selected Dealer must execute the RIA Addendum which is attached hereto as Schedule III.

7.                                      Reserved Shares.  The number of Shares, if any, to be reserved for sale by each Selected Dealer may be decided by the mutual agreement, from time to time, of the Dealer Manager and the Company.  The Dealer Manager reserves the right to notify Selected Dealer by United States mail or by other means of the number of Shares reserved for sale by Selected Dealer, if any. Such Shares will be reserved for sale by Selected Dealer until the time specified in the Dealer Manager’s notification to Selected Dealer. Sales of any

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reserved Shares after the time specified in the notification to Selected Dealer or any requests for additional Shares will be subject to rejection in whole or in part.

8.                                      Blue Sky Qualification.

(a)                                 Notice of Blue Sky Qualification. The Dealer Manager will inform Selected Dealer as to the jurisdictions in which the Dealer Manager has been advised by the Company that the Shares have been qualified for sale or are exempt under the respective securities or “blue sky” laws of such jurisdictions, but the Dealer Manager has not assumed and will not assume any obligation or responsibility as to Selected Dealer’s right to act as a broker and/or dealer with respect to the Shares in any such jurisdiction. Selected Dealer agrees that Selected Dealer will not make any offers or sell any Shares except in states in which the Dealer Manager may advise Selected Dealer that the Offering has been qualified or is exempt and in which Selected Dealer is legally qualified to make offers and further agrees to assure that each person to whom Selected Dealer sells Shares (at both the time of the initial purchase as well as at the time of any subsequent purchases) meets any special suitability standards which apply to sales in a particular jurisdiction, as described in the Blue Sky Survey and the Subscription Agreement.

Neither the Dealer Manager nor the Company assume any obligation or responsibility in respect of the qualification of the Shares covered by the Prospectus under the laws of any jurisdiction or Selected Dealer’s qualification to act as a broker and/or dealer with respect to the Shares in any jurisdiction. The Blue Sky Survey which has been or will be furnished to Selected Dealer indicates the jurisdictions in which it is believed that the offer and sale of Shares covered by the Prospectus is exempt from, or requires action under, the applicable blue sky or securities laws thereof, and what action, if any, has been taken with respect thereto.

(b)                                 Selected Dealer’s Compliance Obligation.  It is understood and agreed that under no circumstances will Selected Dealer, as a Selected Dealer, engage in any activities hereunder in any jurisdiction in which Selected Dealer may not lawfully so engage or in any activities in any jurisdiction with respect to the Shares in which Selected Dealer may lawfully so engage unless Selected Dealer has complied with the provisions hereof.

9.                                      Dealer Manager’s Authority. Subject to the Dealer Manager Agreement, the Dealer Manager shall have full authority to take such action as it may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. The Dealer Manager shall not be under any liability to Selected Dealer (except for (i) its own lack of good faith and (ii) for obligations expressly assumed by us hereunder) for or in respect of the validity or value of or title to, the Shares; the form of, or the statements contained in, or the validity of, the Registration Statement, the Prospectus or any amendment or supplement thereto, or any other instrument executed by the Company or by others; the form or validity of the Dealer Manager Agreement or this Agreement; the delivery of the Shares; the performance by the Company or by others of any agreement on its or their part; the qualification of the Shares for sale under the laws of any jurisdiction; or any matter in connection with any of the foregoing; provided, however, that nothing in this paragraph shall be deemed to relieve the Company or the Dealer Manager from any liability imposed by the Securities Act. No obligations or liability on the part of the Company or the Dealer Manager shall be implied or inferred herefrom.

10.                               Indemnification.

(a)                                 Incorporation of Indemnification Obligations Under the Dealer Manager Agreement.  Under the Dealer Manager Agreement, the Company has agreed to indemnify Selected Dealer and the Dealer Manager and each person, if any, who controls Selected Dealer or the Dealer Manager, in certain instances and against certain liabilities, including liabilities under the Securities Act in

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certain circumstances. Selected Dealer hereby agrees to indemnify the Company and each person who controls it as provided in the Dealer Manager Agreement and to indemnify the Dealer Manager to the extent and in the manner that Selected Dealer agrees to indemnify the Company in the Dealer Manager Agreement.

(b)                                 Selected Dealer’s Hold Harmless Obligation.  In furtherance of, and not in limitation of the foregoing, Selected Dealer will indemnify, defend and hold harmless the Dealer Manager and the Company, and their officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each person who has signed the Registration Statement (“Indemnified Parties”), from and against any losses, claims, damages or liabilities to which any of the Indemnified Parties, and each person who signed the Registration Statement, may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims and expenses (including the reasonable legal and other expenses incurred in  investigating and defending any such claims or liabilities), damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)                                     in whole or in part, any material inaccuracy in the representations or warranties contained in this Agreement or any material breach of a covenant contained herein by Selected Dealer;

(ii)                                  any untrue statement or any alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement to the Prospectus; or in any Approved Sales Literature; or any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof;

(iii)                               the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof to make the statements therein not misleading or the omission or alleged omission to state a material fact required to be stated in the Prospectus or any amendment or supplement to the Prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that in each case described in clauses (ii) and (iii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by Selected Dealer specifically for use with reference to Selected Dealer in the preparation of the Registration Statement or any such post-effective amendments thereof or the Prospectus or any such amendment thereof or supplement thereto;

(iv)                              any use of sales literature, including “broker dealer use only” materials, by Selected Dealer that is not Approved Sales Literature;

(v)                                 any untrue statement made by Selected Dealer or Selected Dealer’s representatives or agents or omission by Selected Dealer or Selected Dealer’s representatives or agents to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares in each case, other than statements or omissions made in conformity with the

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Registration Statement, Prospectus, Approved Sales Literature or any other materials or information furnished by or on behalf of the Company; or

(vi)                              any failure by Selected Dealer to comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts in connection with the Offering, including applicable FINRA Rules, Exchange Act Rules and Regulations and the USA PATRIOT Act.

Selected Dealer will reimburse the aforesaid parties for any reasonable legal or other expenses incurred in connection with investigation or defense of such loss, claim, damage, liability or action.  This indemnity agreement will be in addition to any liability which Selected Dealer may otherwise have.

(c)                                  Notice of Claim.  Promptly after receipt by any indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, promptly notify the indemnifying party of the commencement thereof; provided, however, the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel.  Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought.  Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

(d)                                 Reimbursement.  An indemnifying party under Section 10 of this Agreement shall be obligated to reimburse an indemnified party for reasonable legal and other expenses as follows: the indemnifying party shall pay all legal fees and expenses reasonably incurred by the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party.

If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been participating by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim.  Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

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11.                               Contribution.  If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, the contributions provisions set forth in Section 8 of the Dealer Manager Agreement shall be applicable.

12.                               Company as Party to Agreement.  The Company shall be a third party beneficiary of Selected Dealer’s representations, warranties, covenants and agreements contained in Sections 10 and 11.  The Company shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which it is third party beneficiary.

13.                               Privacy Laws; Compliance.

(a)                                 Selected Dealer agrees to:

(i)                                     abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”); B) the privacy standards and requirements of any other applicable federal or state law; and  (C) Selected Dealer’s own internal privacy policies and procedures, each as may be amended from time to time;

(ii)                                  refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers, except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(iii)                               determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights.  Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

14.                               Anti-Money Laundering Compliance Programs.  Selected Dealer represents to the Dealer Manager and to the Company that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with Section 352 of the USA PATRIOT Act of 2001 (the “PATRIOT Act”) and FINRA Rule 3310, that complies with applicable anti-money laundering laws and regulations, including, but not limited to, the customer identification program requirements of Section 326 of the PATRIOT Act, and the suspicious activity reporting requirements of Section 356 of the PATRIOT Act, and the laws, regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury (collectively, “AML/OFAC Laws”).  The Selected Dealer hereby covenants to remain in compliance with the AML/OFAC Laws and shall, upon request by the Dealer Manager and/or the Company, provide a certification to the Dealer Manager and/or the Company that, as of the date of such certification, its AML Program is compliant with the AML/OFAC Laws.

Upon request by the Dealer Manager and/or the Company at any time, Selected Dealer will (i) furnish a written copy of its AML Program, or a summary of its AML Program, to the Dealer Manager and/or the Company for review, and (ii) furnish any information that the Dealer Manager and/or the Company may request to satisfy applicable AML/OFAC laws.

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15.                               Miscellaneous.

(a)                                 Ratification of Dealer Manager Agreement.  Selected Dealer hereby authorizes and ratifies the execution and delivery of the Dealer Manager Agreement by the Dealer Manager as Dealer Manager for itself and on behalf of all Selected Dealers (including Selected Dealer party hereto) and authorizes the Dealer Manager to agree to any variation of its terms or provisions and to execute and deliver any amendment, modification or supplement thereto. Selected Dealer hereby agrees to be bound by all provisions of the Dealer Manager Agreement relating to Selected Dealers. Selected Dealer also authorizes the Dealer Manager to exercise, in the Dealer Manager’s discretion, all the authority or discretion now or hereafter vested in the Dealer Manager by the provisions of the Dealer Manager Agreement and to take all such actions as the Dealer Manager may believe desirable in order to carry out the provisions of the Dealer Manager Agreement and of this Agreement.

(b)                                 Termination.  This Agreement, except for the provisions of Sections 9 (Dealer Manager’s Authority), 10 (Indemnification), 11 (Contribution), 12 (Company as Party to Agreement), 13 (Privacy Laws; Compliance) and this Section 15 (Miscellaneous), may be terminated at any time by either party hereto by two days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the termination date of the Dealer Manager Agreement, except for the provisions of Sections 9, 10, 11, 12, 13 and this Section 15.

(c)                                  Communications.  Any communications from Selected Dealer should be in writing addressed to the Dealer Manager at:

Carey Financial, LLC

50 Rockefeller Plaza

New York, New York 10020

Facsimile No.: (212) 492-8922

Attention:  Richard J. Paley

with a copy to:

Kunzman & Bollinger, Inc.

5100 N. Brookline Avenue, Suite 600

Oklahoma City, Oklahoma 73112

Facsimile No: (405) 942-3501

Attention:  Wallace W. Kunzman, Jr.

Any notice from the Dealer Manager to Selected Dealer shall be deemed to have been duly given if mailed, communicated by electronic delivery or facsimile or delivered by overnight courier to Selected Dealer at Selected Dealer’s address shown below.

(d)                                 No Partnership.  Nothing herein contained shall constitute the Dealer Manager, Selected Dealer, the other Selected Dealers or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

(e)                                  Notice of Registration Statement Effectiveness.  If this Agreement is executed before the initial Effective Date, then the Dealer Manager will notify Selected Dealer in writing when the initial Effective Date has occurred.  Selected Dealer agrees that Selected Dealer will not make any offers to sell the Shares or solicit purchasers for the Shares until Selected Dealer has received such written notice of the initial Effective Date from the Dealer Manager or the Company. This Agreement shall be effective for all sales by Selected Dealer on and after the initial Effective Date.

Carey Financial, LLC
Selected Dealer Agreement	11

(f)                                   Transfer Agent.  The Company may authorize its transfer agent to provide information to the Dealer Manager and Selected Dealer regarding record holder information about the clients of Selected Dealer who have invested with the Company on an on-going basis for so long as Selected Dealer has a relationship with such client.  Selected Dealer shall not disclose any password for a restricted website or portion of a website provided to Selected Dealer in connection with the Offering and shall not disclose to any person, other than an officer, director, employee or agent of Selected Dealer, any material downloaded from such restricted website or portion of a restricted website.

(g)                                  Assignment.  Selected Dealer shall have no right to assign this Agreement or any of its rights hereunder or to delegate any of its obligations.  Any purported assignment or delegation by Selected Dealer shall be null and void.  The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Selected Dealer shall be deemed to have consented to such assignment by execution hereof.  Dealer Manager shall provide written notice of any such assignment to Selected Dealer.

(h)                                 Counterparts.  This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

(i)                                     Invalidity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(j)                                    Strict Performance.  The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

If the foregoing is in accordance with Selected Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement. Selected Dealer’s indicated acceptance thereof shall constitute a binding agreement between Selected Dealer and the Dealer Manager.

DEALER MANAGER:

CAREY FINANCIAL, LLC

By:
Name:
Title:
Date:

Carey Financial, LLC
Selected Dealer Agreement	12

The undersigned dealer confirms its agreement to act as a Selected Dealer pursuant to all the terms and conditions of the above Selected Dealer Agreement and the attached Dealer Manager Agreement. The undersigned dealer hereby represents that it will comply with the applicable requirements of the Securities Act and the Exchange Act and the published rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws. The undersigned dealer represents and warrants that the undersigned dealer is duly registered as a broker-dealer under the provisions of the Exchange Act and the Exchange Act Rules and Regulations or is exempt from such registration.  The undersigned dealer confirms that it and each salesperson acting on its behalf are members in good standing of FINRA and duly licensed by each regulatory authority in each jurisdiction in which the undersigned dealer or such salesperson will offer and sell Shares, or are exempt from registration with such authorities. The undersigned dealer hereby represents that it will comply with the Rules of FINRA and all rules and regulations promulgated by FINRA.

Dated: ____________, 2013
Name of Selected Dealer

Federal Identification Number

By:
Name:
Authorized Signatory

Kindly have checks representing commissions forwarded as follows (if different than above): (Please type or print)

Name of Firm:

Address:
Street

City

State and Zip Code

(Area Code) Telephone No.

Attention:

Carey Financial, LLC
Selected Dealer Agreement	13

SCHEDULE I

TO

SELECTED DEALER AGREEMENT WITH

CAREY FINANCIAL, LLC

Selected Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions:

o Alabama	o Nebraska

o Alaska	o Nevada

o Arizona	o New Hampshire

o Arkansas	o New Jersey

o California	o New Mexico

o Colorado	o New York

o Connecticut	o North Carolina

o Delaware	o North Dakota

o District of Columbia	o Ohio

o Florida	o Oklahoma

o Georgia	o Oregon

o Hawaii	o Pennsylvania

o Idaho	o Puerto Rico

o Illinois	o Rhode Island

o Indiana	o South Carolina

o Iowa	o South Dakota

o Kansas	o Tennessee

o Kentucky	o Texas

o Louisiana	o Utah

o Maine	o Vermont

o Maryland	o Virgin Islands

o Massachusetts	o Virginia

o Michigan	o Washington

o Minnesota	o West Virginia

o Mississippi	o Wisconsin

o Missouri	o Wyoming

o Montana

Carey Financial, LLC
Selected Dealer Agreement	14

SCHEDULE II

TO

CAREY WATERMARK INVESTORS INCORPORATED

ADDENDUM TO SELECTED DEALER AGREEMENT

The following reflects the marketing fee as agreed upon between Carey Financial, LLC (the “Dealer Manager”) and the Selected Dealer, effective [_______], 2013.

Each calendar year, the Selected Dealer may qualify to receive a fee (the “Marketing Fee”), of up to _____% per share in connection with sales of Carey Watermark Investors Incorporated’s (the “Company”) common stock by the Selected Dealer.

Eligibility to receive the Marketing Fee is conditioned upon the Selected Dealer’s compliance with one or more of the following conditions.  Any determination regarding the Selected Dealer’s compliance with the listed conditions will be made by the Dealer Manager, in its sole discretion.

1.                                      The Selected Dealer has internal marketing and support personnel (telemarketers, marketing director, etc.) who assist the Dealer Manager’s marketing team;

2.                                      The Selected Dealer has and uses internal marketing communications vehicle(s) to promote the Company.  Vehicles may include, but are not restricted to, newsletters, conference calls, internal mail, etc.;

3.                                      The Selected Dealer will respond to investors’ inquiries concerning monthly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, the financial status of the Company and the real estate markets in which the Company has invested;

4.                                      The Selected Dealer will assist investors with reinvestments and redemptions; and/or

5.                                      The Selected Dealer will provide other services requested by investors from time to time and will maintain the technology necessary to adequately service investors.

IN WITNESS WHEREOF, the parties have executed this Addendum on the date and year shown below.

SELECTED DEALER:	DEALER MANAGER:

CAREY FINANCIAL, LLC
(Name of Selected Dealer)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Carey Financial, LLC
Selected Dealer Agreement	15

SCHEDULE III

RIA ADDENDUM TO SELECTED DEALER AGREEMENT

1.                                      Covenants of the Selected Dealer.  The Selected Dealer covenants, warrants and represents, during the full term of this Agreement, that:

(a)                                 The RIA is affiliated with the Selected Dealer.

(b)                                 Any investment advisor representative of the Selected Dealer’s affiliated RIA who recommends a purchase of Shares to an investor must also be associated with the Selected Dealer as a registered representative and be supervised by the Selected Dealer pursuant to the requirements set forth in the Selected Dealer Agreement.

(c)                                  The sale of any Shares that are recommended by its affiliated RIA must be made by the Selected Dealer pursuant to the Selected Dealer Agreement and reflected on the books and records of the Selected Dealer, regardless of whether the Shares are held with a custodian.

(d)                                 The Selected Dealer shall review and approve the investor’s account with its affiliated RIA as well as the transaction involving the sale of the Company’s Shares to the investor, including but not limited to, the activities of its registered representative who also is dually licensed with its affiliated RIA as an investment advisor representative.

(e)                                  The Selected Dealer shall review and approve any outside custodial arrangement in connection with any purchase of Shares recommended by its affiliated RIA.

(f)                                   The Selected Dealer’s affiliated RIA is registered as an investment advisor under the Investment Advisers Act.

(g)                                  The Selected Dealer’s affiliated RIA shall comply with all applicable federal and state securities laws, including, without limitation, the disclosure requirements of the Investment Advisers Act, and the provisions thereof requiring disclosure of the compensation to be paid to the RIA.

(h)                                 The Selected Dealer’s affiliated RIA shall maintain the records required by Section 204 of the Investment Advisers Act, and Rule 204-2 thereunder in the form and for the periods required thereby.

IN WITNESS WHEREOF, the parties have executed this Schedule III on the date and year shown below.

SELECTED DEALER:	DEALER MANAGER:

CAREY FINANCIAL, LLC
(Name of Selected Dealer)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Carey Financial, LLC
Selected Dealer Agreement	16